THIRD AMENDMENT TO
                  LOAN AND SECURITY AGREEMENT

     This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of February 23, 1999, by and among TRISM, INC. and certain of its subsidiaries (collectively referred to herein as the "Borrowers"), the lenders a party to the agreement from time to time (collectively referred to herein as the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT, INC., in both its capacity as the Agent and a Lender ("CIT").

     For the purpose of conforming the same to the intention of the parties and for other value received, it is hereby agreed that certain Loan and Security Agreement, dated July 14, 1997 (the "Agreement"), between Borrowers, Lenders and CIT, as the same has been amended from time to time, shall be amended and modified in the following particulars:

     1. Capitalized terms, as used herein, shall have the meaning set forth in the Agreement, unless the context otherwise requires.

     2.   Section 1.1 of the Agreement is hereby amended as follows:

          1. The following new definition of "Amendment No. 3" is hereby added in the correct alphabetical order thereto:

                    "Amendment No. 3" shall mean and refer to that
               certain Third to Loan and Security Agreement, dated February 23, 1999, among Lenders, Agent and Borrowers.

          2. The definition of "Collateral" is hereby amended to include the new subsection and paranthetical "(d1) the Vehicles," after subsection (d) thereof and before subsection (e) thereof.

          3. The definition of "Collateral" is hereby further amended by deleting from the parenthetical contained in subsection (e) thereof the word "trailers".

          4. The definition of "Loans" is hereby deleted in its entirety and the following is inserted in lieu thereof:

                    "Loan(s)" means any Revolving Credit Loan or the
               Term Loan, as well as such loans collectively, as the context requires.

          5. The definition of "Note" is hereby deleted in its entirety and the following is inserted in lieu thereof:

                    "Note" means either of a Revolving Credit Note or
               a Term Note, individually, and "Notes" mean all such Notes, collectively.

          6. The definition of "Security Documents" is hereby amended by adding the following new subsection (g) to the end thereof:

                    "and (g) the certificates of titles for the
               Vehicles, with the first-priority lien of Agent properly noted thereon."

          7. The following new definitions of "Term Loan", "Term Loan Facility", and "Term Note(s)" are hereby added in the correct alphabetical order thereto:

                    "Term Loan" means the term loan made to Borrowers
               by Lenders pursuant to Article 2A hereof in an amount not to exceed the Term Loan Facility.

                    "Term Loan Facility" means an amount equal to
               $2,750,000.00.

                    "Term Note(s)" means the Term Notes made by
               Borrowers to the order of each Lender evidencing the Borrowers' joint and several obligation to pay the aggregate unpaid principal amount, together with any accrued but unpaid interest and charges thereon, of the Term Loan made to them by Lenders.

          8. The definition of "Total Facilities" is hereby deleted in its entirety and the following is inserted in lieu thereof:

                    "Total Facilities" means the aggregate of the
               Revolving Credit Facility and the Term Loan Facility.

          9. The following new definition of "Treasury Rate" is added in the correct alphabetical order thereto:

                    "Treasury Rate" means a fixed rate of interest
               determined as of the date of the Term Loan equal to the yield on a United States Treasury obligation of a constant maturity rate maturing closest in time but prior to the date which is three (3) years following the date of the Term Loan.

          10. The following new definition of "Vehicles" is added in the correct alphabetical order thereto:

                    "Vehicles" mean the trailers and other vehicles
               listed on Exhibit B to Amendment No. 3.

     3.   The Agreement is hereby amended by adding the following new
Article 2A thereto following the end of Article 2 thereof:

                           Article 2A
                       Term Loan Facility

     Section 2A.1 Term Loan. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally, but not jointly, to make a Term Loan to the Borrowers, in an amount equal to such Lender's Commitment Percentage of the Term Loan Facility.

     Section 2A.2 Manner of Borrower and Disbursing Term Loan. Upon satisfaction of the applicable conditions set forth in Amendment No. 3, each Lender shall make such Lender's Commitment Percentage of the Term Loan Facility available to the Borrowers on the day of Amendment No. 3 in same day funds in accordance with the instructions set forth in the letter from the Borrowers to the Agent referred to in Amendment No. 3. Borrowers shall use the proceeds of the Term Loan as working capital in the ordinary course of their business.

     Section 2A.3 Repayment of Term Loan. The outstanding principal balance of the Term Loan shall be due and payable in (i) fifty-nine
(59) consecutive monthly installments, each in an amount equal to $45,833.33, commencing on the first (1st) day of the first (1st) month following the date of the Term Notes and continuing on the first (1st) day of each and every Fiscal Month thereafter through and including January 1, 2004, and (ii) one (1) final installment in an amount equal to the total remaining outstanding principal balance of the Term Loan, together with all accrued but unpaid interest and charges thereon, which installment shall be due and payable on February 1, 2004. Any portion of the Term Loan repaid may not be reborrowed. Prior to an Event of Default, interest shall accrue on the Term Loan at a fixed rate equal to the Treasury Rate plus three and one-quarter percent (3.25%) per annum. Following an Event of Default, interest shall accrue on the Term Loan at a rate equal to then applicable rate under this Section 2A.3 plus the Default Margin.

     Section 2A.4 Term Note. The Term Loan and the joint and several obligation of the Borrowers to repay such Loan shall be evidenced by Term Notes payable to the order of each Lender. Such Notes shall be dated the date of Amendment No. 3 and shall be duly and validly executed and delivered by the Borrowers.

     Section 2A.5 Prepayment. In the event this Agreement is terminated by Agent or any Borrower either (i) pursuant to the terms hereof or (ii) upon the occurrence of an Event of Default hereunder, the Term Loan shall become due and payable in full on the effective date of such termination, notwithstanding any provision to the contrary in the Term Note or this Agreement.

     Section 2A.6. Mandatory Prepayment. In the event (i) the amount of the aggregate orderly liquidation value of the Vehicles (as determined by an appraisal received by Agent pursuant to the terms of
Section 8.15 hereof) is at any time less than fifty-five percent (55%) of the outstanding principal balance of the Term Loan and (ii) Agent makes demand therefor, Borrowers hereby agree to make a mandatory prepayment to Lenders in an amount equal to the difference between fifty-five percent (55%) of the outstanding principal balance of the Term Loan and such aggregate orderly liquidation value of the Vehicles.

     4. Section 8.11 of the Agreement is hereby amended by adding the following new subsection (e) thereto following the end of subsection
(d) thereof:

               (e) Vehicles. Borrowers shall deliver to Agent not later than five (5) Business Days after the last Business Day of each Fiscal Month, a report indicating the exact location of each and every Vehicle located outside of the continental United States as of the last day of such Fiscal Month. Such reports shall be provided more frequently by Borrowers to Agent upon the request of Agent.

     5. Article 8 of the Agreement is hereby amended by adding the following new Section 8.14 thereto:

               Section 8.14. Covenants Regarding Vehicles. Borrowers shall maintain the Vehicles in good order and repair, except for ordinary wear and tear in the ordinary course of business. In addition, Borrowers shall maintain insurance on the Vehicles, in such amounts and with such companies as may be acceptable to Agent, and shall maintain Agent, on behalf of the Lenders, as loss-payee on all such insurance. In the event a loss related to a Vehicle or Vehicles occurs, all proceeds of insurance shall promptly be paid to Agent, for the ratable benefit of Lenders and such sums shall be applied to reduce the principal balance of the Term Loan.

          Borrowers agree not to sell, lease or otherwise dispose of any Vehicle or Vehicles without the prior written consent of Agent.

     6. Article 8 of the Agreement is hereby further amended by adding the following new Section 8.15 thereto:

               SECTION 8.15. Appraisals of Vehicles. Borrowers hereby agree that Agent may, at Borrowers' cost and expense, undertake or have undertaken (whether in-house or through an appraiser satisfactory to Agent in its sole discretion) an appraisal of the Vehicles, which appraisal shall be in form and substance satisfactory to Agent in its sole discretion. Such appraisals shall be conducted at least once every six
          (6) calendar months and more frequently if Agent so requests.

     7. As the contract requires and in all Loan Documents, the terms "Revolving Credit Loans" and "Revolving Credit Facility" shall be deemed to mean and include the Term Loan and Term Loan Facility.

     8. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

               (a) Delivery of Documents. Borrowers shall have delivered to Agent, on behalf of Lenders, (i) executed counterpart originals of this Amendment, (ii) executed originals of the Term Notes, substantially in the form attached hereto as Exhibit A, (iii) an Acknowledgment and Consent of each Guarantor, in form and substance satisfactory to Agent, in its sole discretion, (iv) the certificate of title for each Vehicle with the first priority lien of Agent properly noted thereon, and (v) such other documentation as Agent may reasonably require in connection herewith, including without limitation, (A) Officer's and Secretary's Certificates for each Borrower, in form and substance satisfactory to Agent in its sole discretion, (B) an opinion of Borrower's counsel related to the perfection of Agent's lien in and to each Vehicle, (C) Certificates of Insurance listing Agent as loss-payee on insurance (which insurance shall be in amounts and issued by companies acceptable to Agent) covering the Vehicles, and
          (D) good standing certificates for Borrower in each jurisdiction requested by Agent.

               (b) Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Amendment and under the Loan Documents shall be true and correct as of the date of this Amendment.

     9. From and after the date hereof, the Agreement shall be deemed to mean the Agreement, as amended hereby.

     10. Each Borrower hereby reaffirms each of the agreements, covenants, and undertakings set forth in the Agreement and each and every other agreement, instrument and document executed in connection therewith or pursuant thereto as if such Borrower were making said agreements, covenants and undertakings on the date hereof.

     11. This Amendment represents a modification only and is not, and should not be construed as, a novation.

     12. Except as hereinabove set forth, the Agreement shall remain otherwise unmodified and in full force and effect, and all other documents, instruments and agreements executed in connection therewith or pursuant thereto shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under hand and seal as of the date first above written.

                              BORROWERS:

                              TRISM, INC.


                              By:______________________________________

                              Title:__________________________________


                              TRISM SECURED TRANSPORTATION, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRI-STATE MOTOR TRANSIT CO.


                              By:_____________________________________

                              Title:__________________________________



                              AERO BODY AND TRUCK EQUIPMENT, INC.


                              By:_____________________________________

                              Title:__________________________________

                              TRI-STATE TRANSPORTATION SERVICES, INC.


                              By:_____________________________________

                              Title:__________________________________



                              DIABLO SYSTEMS INCORPORATED d/b/a
                              DIABLO TRANSPORTATION, INC.


                              By:_____________________________________

                              Title:__________________________________



                              EMERALD LEASING, INC.


                              By:_____________________________________

                              Title:__________________________________



                              McGIL SPECIAL SERVICES, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM EASTERN, INC. d/b/a C.I.
                              WHITTEN TRANSFER


                              By:_____________________________________

                              Title:__________________________________

                              TRISM HEAVY HAUL, INC.


                              By:_____________________________________

                              Title:__________________________________


                              TRISM SPECIALIZED CARRIERS, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM SPECIAL SERVICES, INC.


                              By:_____________________________________

                              Title:__________________________________



                              E.L. POWELL & SONS TRUCKING CO., INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM TRANSPORT, INC.


                              By:_____________________________________

                              Title:__________________________________

                              TRISM TRANSPORT SERVICES, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM LOGISTICS, INC.


                              By:_____________________________________

                              Title:__________________________________

                              LENDERS:
Commitment Percentage: 44.44%      THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:_____________________________________

                              Title:__________________________________



Commitment Percentage: 33.33%      FLEET CAPITAL CORPORATION


                              By:_____________________________________

                              Title:__________________________________



Commitment Percentage: 22.22%      FINOVA CAPITAL CORPORATION


                              By:_____________________________________

                              Title:__________________________________



                              AGENT:
                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:_____________________________________

                              Title:__________________________________

                             EXHIBIT A

                        FORM OF TERM NOTE


$_______________ [totalling $2,750,000.00]             February 23, 1999


     FOR VALUE RECEIVED, the undersigned, TRISM, INC., a Delaware corporation, TRISM SECURED TRANSPORTATION, INC., a Delaware corporation, TRI-STATE MOTOR TRANSIT CO., a Delaware corporation, AERO BODY AND TRUCK EQUIPMENT COMPANY, INC., a Delaware corporation, TRI-STATE TRANSPORTATION SERVICES, INC., a Missouri corporation, DIABLO SYSTEMS INCORPORATED, INC., a California corporation, EMERALD LEASING, INC., a Nevada corporation, McGIL SPECIAL SERVICES, INC., a Delaware corporation, TRISM EASTERN, INC. d/b/a C.I. WHITTEN TRANSFER, a Delaware corporation, TRISM HEAVY HAUL, INC., a Delaware corporation, TRISM SPECIALIZED CARRIERS, INC., a Georgia corporation, TRISM SPECIAL SERVICES, INC., a Georgia corporation, E.L. POWELL & SONS TRUCKING CO., INC., an Oklahoma corporation, TRISM TRANSPORT, INC., a Delaware corporation, TRISM TRANSPORT SERVICES, INC., a Utah corporation, and TRISM LOGISTICS, INC., a New Jersey corporation (each of the foregoing herein a "Borrower" and collectively the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of _____________________, a ________________________ corporation ("Lender"), or its assigns at Lender's offices in Atlanta, Georgia, or at such other place as the holder of this Term Note (the "Term Note") may designate from time to time in writing, in lawful money funds, the amount of ______________________________ ($___________________). All
capitalized terms, unless otherwise define herein, shall have the respective meanings assigned to such terms in the Loan Agreement (as defined below).

     This Term Note is issued pursuant to that certain Loan and Security Agreement, dated July 14, 1997, among Borrower, the financial institutions party thereto from time to time and Lender, as agent and lender thereunder (as the same has been amended from time to time, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Documents provided for therein, to which Loan Agreement reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made.

     Borrowers, jointly and severally, promise to pay the principal amount of the indebtedness evidenced hereby, together with all accrued but unpaid interest and charges thereon, on the dates specified in the Loan Agreement. Borrowers, jointly and severally, promise to pay interest from the date hereof until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

     If any payment of this Term Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of an Event of Default, this Term Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers.

     No delay or failure on the part of Lender in the exercise of any right or remedy hereunder, under the Loan Agreement or any other Loan Document or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy hereunder, under the Loan Agreement or any other Loan Document or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

     Time is of the essence of this Term Note and, in case this Term
Note is collected by law or through an attorney at law, or under advice therefrom, Borrowers agree to pay all costs of collection, including reasonable attorneys' fees if collected by or through an attorney.

     THIS TERM NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT
ATLANTA, GEORGIA AND SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF GEORGIA.

                              BORROWERS:
                              TRISM, INC.


                              By:_____________________________________

                              Title:__________________________________


                              TRISM SECURED TRANSPORTATION, INC.


                              By:_____________________________________

                              Title:__________________________________

                              TRI-STATE MOTOR TRANSIT CO.


                              By:_____________________________________

                              Title:__________________________________



                              AERO BODY AND TRUCK EQUIPMENT, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRI-STATE TRANSPORTATION SERVICES, INC.


                              By:_____________________________________

                              Title:__________________________________



                              DIABLO SYSTEMS INCORPORATED d/b/a
                              DIABLO TRANSPORTATION, INC.


                              By:_____________________________________

                              Title:__________________________________



                              EMERALD LEASING, INC.


                              By:_____________________________________

                              Title:__________________________________



                              McGIL SPECIAL SERVICES, INC.


                              By:_____________________________________

                              Title:__________________________________

                              TRISM EASTERN, INC. d/b/a C.I.
                              WHITTEN TRANSFER


                              By:_____________________________________

                              Title:__________________________________



                              TRISM HEAVY HAUL, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM SPECIALIZED CARRIERS, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM SPECIAL SERVICES, INC.


                              By:_____________________________________

                              Title:__________________________________



                              E.L. POWELL & SONS TRUCKING CO., INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM TRANSPORT, INC.


                              By:_____________________________________

                              Title:__________________________________

                              TRISM TRANSPORT SERVICES, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM LOGISTICS, INC.


                              By:_____________________________________

                              Title:__________________________________

                             EXHIBIT B

                         LIST OF VEHICLES


                          See Attached.

                      ACKNOWLEDGMENT AND CONSENT


     Each of the undersigned hereby acknowledges and consents to the foregoing Third Amendment to Loan and Security Agreement.

     IN WITNESS WHEREOF, each of the undersigned has executed this Acknowledgment and Consent under seal as of this _____ day of February, 1999.

                              GUARANTORS:
                              TRISM MAINTENANCE SERVICES, INC.

                              By:______________________________________

                              Title:___________________________________


                              EFB, INC.


                              By:______________________________________

                              Title:___________________________________


                              TRANSPORTATION RECOVERY SYSTEMS, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM EQUIPMENT, INC.


                              By:_____________________________________

                              Title:__________________________________



                              TRISM BENEFITS, INC.


                              By:_____________________________________

                              Title:__________________________________